SECURITY AGREEMENT

         THIS SECURITY AGREEMENT, dated as of June 9, 1995 (this "Agreement"), is by and between:

         PEEBLES INC., a Virginia corporation, having an office at One Peebles Street, South Hill, Virginia 23970 (the "Borrower"); and

         NATWEST BANK N.A., a national banking association, as agent (the "Agent") for the benefit of the Lenders under the Credit Agreement referred to below, having an office at 175 Water Street, New York, New York 10038.

                                R E C I T A L S:

         WHEREAS, the Borrower has entered into that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") with the Agent and the Lenders providing for Loans and Letters of Credit to be made or issued to the Borrower by the Agent and the Lenders;

         WHEREAS, it is a condition precedent to the making of the initial Loans and the issuance of any Letters of Credit under the Credit Agreement that the Borrower shall have executed and delivered this Agreement; and

         WHEREAS, all capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises herein and in order to induce the Agent and the Lenders to make the Loans and issue the Letters of Credit provided for in the Credit Agreement, the Borrower agrees with the Agent for its benefit and the benefit of the Lenders as follows:

         1.       SECURITY INTEREST.

                  To secure the due payment and performance of the Obligations and all indebtedness and other liabilities and obligations, whether now existing or hereafter arising and whether or not currently contemplated, of the Borrower to the Agent or any Lender under, arising out of or in any way connected with the Credit Agreement, and all instruments, agreements and documents executed, issued and delivered pursuant thereto, including, without limitation, this Agreement and the other Loan Documents, and to secure any other obligations of the Borrower to the Agent or any Lender, whether now existing or hereafter arising (all such debts, obligations and liabilities of the Borrower being collectively referred to as the "Secured Obligations"), the Borrower hereby assigns, conveys, mortgages, pledges, hypothecates, transfers and sets over to the Agent and grants to the Agent, for its benefit and for the benefit of the Lenders, a first priority lien upon and security interest in all assets of the Borrower set forth, referred to, or listed on Schedule I annexed hereto and made a part hereof and in any and all proceeds thereof and substitutions therefor (collectively, the "Collateral").

         2.       BORROWER'S TITLE; LIENS AND ENCUMBRANCES.

                  The Borrower represents and warrants that the Borrower is, or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral, having good and legal title thereto, free from any and all Liens, other than Permitted Liens and Permitted Encumbrances. The Borrower will not create or assume or permit to exist any such Lien on or against the Collateral except as created by this Agreement and as permitted by the Credit Agreement, and the Borrower will promptly notify the Agent of any such other Lien made or asserted against the Collateral and will defend the Collateral against any such Lien.

         3.       REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING TO
                  COLLATERAL.

                   (a) The Borrower represents and warrants that its chief executive office, chief place of business and the office where the Borrower's books of account and records are kept is located at the address first specified above for the Borrower and that all the places where the Collateral (excluding rolling stock, goods in transit between the point of delivery by the vendor thereof and goods in transit between the locations set forth on Schedule II annexed hereto) is used, stored or located, are set forth on Schedule II and that it has no trade or billing names except as set forth on Schedule II. The Borrower covenants that it shall not change the location of its chief executive office or where its books and records are maintained, or the names currently used by it for billing or other business purposes, or the places where Collateral is used, stored or located, without the Agent's prior written consent, unless (i) the Borrower shall have given the Agent thirty (30) days' prior written notice of such change and (ii) the Agent shall have received such instruments or documents as the Agent may reasonably request so that such change will not impair or negatively affect the Liens granted to the Agent hereunder.

                   (b) The Borrower represents and warrants that it has complied and is in compliance with the provisions of the Fair Labor Standards Act, including without limitation, the minimum wage and overtime rules of that Act, and covenants that the Borrower will continue to comply with the provisions of such Act.

         4.       PERFECTION OF SECURITY INTEREST.

                  The Borrower will join with the Agent in executing one or more financing statements pursuant to the UCC or other similar notices appropriate under applicable law in form satisfactory to the Agent and will pay all filing or recording costs with respect thereto, and all costs of filing or recording this Agreement or any other instrument, agreement or document executed and delivered pursuant hereto (including the cost of all federal, state or local mortgage, documentary, stamp or other similar taxes), in each case, in all public offices where filing or recording is deemed by the Agent to be necessary or desirable. The Borrower hereby authorizes the Agent to take all action (including, without limitation, the filing of any UCC Financing Statements or amendments thereto without the signature of the Borrower) which the Agent may deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Agreement.

         5.       GENERAL COVENANTS.

                  The Borrower shall:

                  (a) furnish the Agent from time to time at the Agent's request written statements and schedules further identifying and describing the Collateral in such detail as the Agent may reasonably require;

                  (b) mark its books and records to evidence the Agent's security interest in such part of the Collateral, if any, in which the Agent 's security interest cannot be perfected by filing;

                  (c) comply in all material respects with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Borrower's business, provided that the Borrower may, subject to the terms and conditions of the Credit Agreement, contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in the Agent's opinion, adversely affect its rights or the priority of its security interest in the Collateral;

                  (d) advise the Agent promptly, in sufficient detail, of any changes in, additions to or deletions from the corporate or business names used by the Borrower in the operation of its business, including, without limitation, any names used by the Borrower for billing purposes;

                  (e) promptly notify the Agent of all disputes with account debtors of the Borrower in excess of $20,000; and

                  (f) promptly execute and deliver to the Agent such further deeds, mortgages, assignments, security agreements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral or otherwise to effectuate the intent of this Agreement and the Credit Agreement.

         6.       ASSIGNMENT OF INSURANCE.

                  At or prior to the closing of the transactions provided for in the Credit Agreement, the Borrower shall deliver to the Agent copies of, or certificates of the issuing companies with respect to, endorsements of any and all policies of insurance owned by the Borrower covering or in any manner relating to the Collateral, in form and substance satisfactory to the Agent, naming the Agent as loss payee, mortgagee and an additional insured party as its interest may appear, without any liability for the payment of premiums, calls or assessments, and indicating that such policies will not be terminated, or reduced in coverage or amount, without at least thirty (30) days' prior written notice from the insurers to the Agent. As further security for the due payment and performance of the Secured Obligations, the Borrower hereby assigns to the Agent all sums, including returned or unearned premiums, which may become payable under or in respect of any policy of insurance owned by the Borrower covering or in any manner relating to the Collateral. The Borrower hereby appoints the Agent as the Borrower's attorney-in-fact to act in the Borrower's or in the Agent's name, upon the occurrence and during the continuance of an Event of Default, to endorse any check or draft representing any such payment and to execute any proof of claim, subrogation receipt and any other document required by such insurance company as a condition to or otherwise in connection with such payment, and to cancel, assign or surrender any such policies. All such sums received by the Agent shall be applied by the Agent to satisfaction of the Secured Obligations or as otherwise required by applicable law, and, to the extent not so applied, shall be paid over to the Borrower or such other Persons as required by applicable law. The Agent shall have no liability for failure to apply any such sums toward payment for similar insurance.

         7.       FIXTURES.

                  If the Collateral or any part thereof is or is to become attached or affixed to any real estate, the Borrower will, upon request, furnish the Agent with the names and addresses of the record owners of, and (to the extent the Borrower has knowledge thereof) all other persons having interest in, and a general description of, such real estate.

         8.       COLLECTIONS.

                  The provisions of Section 4.05 of the Credit Agreement are incorporated herein by reference, and the Agent shall have all of the rights and remedies granted thereunder.

         9.       RIGHTS AND REMEDIES ON DEFAULT.

                  After the occurrence and during the continuance of an Event of Default, the Agent shall at any time thereafter have the right, with or without notice to the Borrower, as to any or all of the Collateral, by any available judicial procedure, or without judicial process (to the extent not prohibited by applicable law), to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, the Borrower agrees that the Agent shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Agent may deem to be commercially reasonable, as such term is used in the Uniform Commercial Code-Secured Transactions of New York, and it shall have the right to purchase at any such sale; and, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, the Agent shall have the right, at its option, to do such rebuilding, repairing, preparation, processing or completion or manufacturing, for the purpose of putting the Collateral in such saleable or disposable form as it shall deem appropriate. At the Agent's request, the Borrower shall assemble the Collateral and make it available to the Agent at places which the Agent shall select, whether at the Borrower's premises or elsewhere, and make available to the Agent, without rent, all of the Borrower's premises and facilities for the purpose of the Agent's taking possession of, removing or putting the Collateral in saleable or disposable form. The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Agent, and then to satisfaction of the Secured Obligations, and to the payment of any other amounts required by applicable law, after which the Agent shall pay and account to the Borrower or any other Person for any surplus proceeds as required by applicable law. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Agent or any Lender is legally entitled, the Borrower will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Credit Agreement, and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Agent or any Lender arising out of the repossession, removal, retention or sale of the Collateral.

         10.      COSTS AND EXPENSES.

                  The Borrower will upon demand pay to the Agent any and all fees, costs and expenses, including reasonable attorneys' fees and legal expenses incurred by the Agent in connection with the payment or discharge of any taxes, insurance premiums, encumbrances with respect to the Collateral or for protecting, maintaining or preserving the Collateral, or the enforcing, foreclosing, retaking, holding, storing, processing, selling or otherwise realizing upon the Collateral and the Agent's security interest therein, whether through judicial proceedings or otherwise, and until so paid such amounts shall be added to the principal amount of the Obligations and shall bear interest at the rate prescribed in the Credit Agreement.

         11.      POWER OF ATTORNEY.

                  The Borrower authorizes the Agent and does hereby make, constitute and appoint the Agent, and any officer or agent of the Agent, with full power of substitution, as the Borrower's true and lawful attorney-in-fact, with power, in its own name or in the name of the Borrower, to take any action and to execute any instruments which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including: (a) upon the occurrence and during the continuance of a Default or an Event of Default, to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Agent; (b) upon the occurrence and during the continuance of a Default or an Event of Default, to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; (c) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (d) upon the occurrence and during the continuance of a Default or an Event of Default, to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (e) generally, to do, at the Agent's option and at the Borrower's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve and, upon the occurrence of an Event of Default, realize upon the Collateral and the Agent's security interest therein in order to effect the intent of this Agreement and of the Credit Agreement all as fully and effectually as the Borrower might or could do; and the Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the obligations shall be outstanding.

         12.      NOTICES.

                  Any notice required hereunder shall be deemed duly given if sent in the manner required by the Credit Agreement.

         13.      OTHER SECURITY.

                  To the extent that the Secured Obligations are now or hereafter secured by property other than the Collateral or by the guaranty, endorsement or property of any person, firm, corporation or other entity, then the Agent shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Agent's rights and remedies hereunder.

         14.      ADDITIONAL RIGHTS OF THE AGENT.

                  The liability of the Borrower under this Agreement and the Liens granted by it hereunder, and the rights of the Agent hereunder, shall not in any way be impaired notwithstanding the fact that the Agent may, in its sole discretion at any time and from time to time, without the consent of or notice to the Borrower, upon or without any terms or conditions and in whole or in part:

                       (i) waive, in whole or in part, compliance with, or any defaults under, or grant any other indulgences with respect to, or act or fail to act with respect to the Secured Obligations or any instrument or document now or hereafter in effect evidencing or relating to the Secured Obligations, including, without limitation, the Loan Documents or any collateral given to secure the obligations or given pursuant to the Loan Documents;

                       (ii) grant extensions, continuations or renewals of or with respect to the Secured Obligations, in whole or in part, and/or effect any release, subordination, compromise or settlement in connection with the Secured Obligations;

                       (iii) assign or otherwise transfer any of the Secured Obligations, together with its rights hereunder in respect of the Secured Obligations and the Collateral;

                       (iv) consent to the substitution, exchange or release of all or any part of the Collateral whether or not the Collateral, if any, received by the Agent upon any such substitution, exchange or release shall be of the same or of a different character or value as that part of the Collateral surrendered by the Agent; and

                       (v)      waive any provisions of the Loan Documents.

         15.      DEPOSITS.

                  Any and all deposits or other sums at any time credited by or due from the Agent or any Lender to the Borrower, whether in regular or special depository accounts or otherwise, shall at all times constitute additional collateral for the obligations, and may be set-off by the Agent or any Lender against any Secured Obligations at any time after the occurrence and during the continuance of an Event of Default and whether or not other collateral held by the Agent or such Lender is considered to be adequate.

         16.      MISCELLANEOUS.

                  (a) Beyond the safe custody thereof, the Agent shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

                  (b) No course of dealing between the Borrower and the Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereon; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (c) All of the Agent's rights and remedies with respect to the Collateral, whether established hereby or by the other Loan Documents, or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

                  (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

                  (e) This Agreement is subject to modification only by a writing signed by the parties hereto.

                  (f) The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that the rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Agent, and any purported assignment or delegation without such consent shall be void.

                  (g) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         17.      TERM OF AGREEMENT.

                  The term of this Agreement shall commence on the date hereof and this Agreement shall continue in full force and effect, and be binding upon the Borrower, until all of the Secured Obligations have been fully paid and performed and the Credit Agreement shall have terminated.

                            [signature page follows]

         IN WITNESS WHEREOF, the Borrower and the Agent have caused this Agreement to be executed by their officers thereunto duly authorized on the day and year first above written.

                                             PEEBLES INC.

                                             By:______________________________

                                             Name:____________________________

                                             Title:___________________________

                                             NATWEST BANK N.A.,
                                             as Agent for the Lenders

                                             By:______________________________

                                             Name:____________________________

                                             Title:___________________________

                                   SCHEDULE I

                                       TO

                               SECURITY AGREEMENT

                             COLLATERAL DESCRIPTION

         (a) All personal property and fixtures of the Borrower, whether now or hereafter existing or now owned or hereafter acquired, and wherever located, of every kind and description, tangible or intangible, including, without limitation, the balance of every deposit account now or hereafter existing of the Borrower with NatWest Bank N.A. and any claim of the Borrower against NatWest Bank N.A., now or hereafter existing, and all goods, machinery, equipment, fixtures, tools, dies, molds, furniture, inventory (including, without limitation, finished goods, in process and raw materials), accounts, contract rights, and all products and proceeds thereof, chattel paper, notes receivable, instruments, documents, including, without limitation, documents of title, warehouse receipts, and all other shipping documents and instruments of whatever kind whatsoever, whether relating to goods in transit or otherwise, general intangibles, credits, claims, demands, and any other obligations of any kind, the Borrower's books and records, and any other property, rights and interests of the Borrower, including, without limitation, all assets of the business of the Borrower and all supplies used in the business of the Borrower, whether now or hereafter existing or now owned or hereafter acquired, all contracts of the Borrower with all existing and future customers of the Borrower, and all revenues, rentals, proceeds and other sums of money due and to become due thereunder, and any and all additions and accessions to any of the foregoing, all substitutions and replacements therefor and all products and proceeds thereof and proceeds of insurance thereon.

                  The term "inventory" shall include all inventory, whether raw, in process or finished, including, without limitation, inventory returned to or repossessed or stopped-in-transit by the Borrower, and all documents of title covering any inventory.

                  The term "accounts" shall mean, without limiting the generality of the foregoing, any right to payment held by the Borrower, whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations and receivables now or hereafter received by or belonging to the
Borrower: (a) for inventory sold or leased by it or for services rendered by it whether or not earned by performance; (b) for advances or loans made by the Borrower to customers, together with all guarantees and security therefor and all proceeds thereof, whether cash proceeds or otherwise, including, without limitation, all right, title and interest of the Borrower in the inventory which gave rise to any such accounts including, without limitation, the right to stoppage in transit and all returned, rejected, rerouted or repossessed inventory; and (c) with respect to all amounts due or owing to the Borrower pursuant to clearing agreements relating to the payment or collection of Visa, MasterCard, Discover and other bank credit card receivables.

                  (b) All choses in action, all rights arising under any judgment, statute or rule, all corporate and business records, customer lists, credit files, computer program print-outs, and other computer materials and records, trademarks, trade names, trade styles, designs, patents, copyrights, licenses, license agreements, royalties, and any applications for patents and/or trademarks; as to all of the foregoing used by, or relating to the business of, the Borrower.

                  (c) Any and all additions and accessions to the foregoing Collateral, all substitutions and replacements therefor and all products and proceeds thereof and proceeds of insurance thereon.

                                  SCHEDULE II

                                       TO

                               SECURITY AGREEMENT

                        A.      Trade or Billing Names:

                                  Peebles Inc.

                       B.      Locations Where Collateral
                               Is Stored, Used or Located

Peebles Department Store
205 Main Street
Lawrenceville, VA 23868

Peebles Department Store
Rio Grande Plaza
1500 Rte. 47 South
Rio Grande, NJ 08242

Peebles Department Store
201 E. Meadow Road
Eden, NC 27288

Peebles Department Store
Mercury Plaza Shopping Center
902 Mercury Blvd.
Murfreesboro, TN 37130

Peebles Department Store
Dyersburg Mall
2700 Nichols Ave
Dyersburg, TN 38024

Peebles Department Store
Cookeville Mall
400 Dubois Road
Cookeville, TN 38501

Peebles Department Store
Parkway Plaza Mall
455 Madison Square Drive
Madisonville, KY 42431

Peebles Department Store
Shady Brook Mall
800 Campbell Blvd.
Columbia, TN 38401

Peebles Department Store
Pennyrile Mall
4000 Ft. Campbell Blvd.
Hopkinsville, KY 42240

Peebles Department Store
#18 Kent Plaza
Chestertown, MD 21620

Peebles Department Store
Salisbury Mall
Civic & Glenn Avenues
Salisbury, MD 21801

Peebles Department Store
201 S. Main Street
Blackstone, VA 23824

Peebles Department Store
Oakwood Commons
4724 Lebanon Road
Hermitage, TN 37076

Peebles Department Store
Emporia Market Place
236 Market Drive
Emporia, VA 23847

Peebles Department Store
711 East Atlantic Street
South Hill, VA 23970

Peebles Department Store
P. O. Box 369
Onley, VA 23418-0369

Peebles Department Store
3A Rehoboth Mall
4493 Highway #1
Rehoboth Beach, DE 19971

Peebles Department Store
1945 West Palmetto
Florence, S.C. 29502

Peebles Department Store
732 North Madison Boulevard
Roxboro, NC 27573

Peebles Department Store
College Square Shopping Center
Lexington, VA 24450

Peebles Department Store
210 Marlborough Avenue
Easton, MD 21601

Peebles Department Store
161 Monticello Avenue
Williamsburg, VA 23185

Peebles Department Store
9018 Mathis Avenue
Manassas, VA 22110

Peebles Department Store
1022 West Stein Highway
Seaford, DE 19973

Peebles Department Store
Marumsco Plaza Shopping Center
13957 Jefferson Davis Highway
Woodbridge, VA 22191

Peebles Department Store
Free State Mall Shopping Center
15500 Annapolis Road
Bowie, MD 20715

Peebles Department Store
23 St. Mary's Square Shopping Center
Lexington Park, MD 20653

Peebles Department Store
3326 Crain Highway
Waldorf, MD 20601

Peebles Department Store
314 Cavalier Square Shopping Center
Hopewell, VA 23860

Peebles Department Store
133 Big Elk Mall
Elkton, MD 21921

Peebles Department Store
Town & Country Shopping Center
Aberdeen, NC 28315

Peebles Department Store
2501 North Kings Highway
Myrtle Beach, SC 29577

Peebles Department Store
Willow Oaks Mall
227-19 Fox Hill Road
Hampton, VA 23669

Peebles Department Store
22 Colonial Square Shopping Center
Colonial Heights, VA 23834

Peebles Department Store
425 South Street
Front Royal, VA 22630

Peebles Department Store
650 Warrenton Center
Warrenton, VA 22186

Peebles Department Store
Smithfield Plaza
Route 10 & Cypress Run Drive
Smithfield, VA 23430

Peebles Department Store
205 North Washington Highway
Ashland, VA 23005

Peebles Department Store
3205 Freedom Drive Mall
Charlotte, NC 28208

Peebles Department Store
2115-111 West Roosevelt Boulevard
Monroe, NC 28110

Peebles Department Store
1243 North Hargett Street
Jacksonville, NC 28540

Peebles Department Store
Coastal Mall Shopping Center
Conway, SC 29526

Peebles Corporate Office
One Peebles Street
South Hill, VA 23970

Peebles Department Store
325 Piedmont Drive
Piedmont Mall
Danville, VA 24112

Peebles Department Store
York River Crossing Shopping Center
Box 627
Hayes, VA 23072

Peebles Department Store
Leesburg Plaza Shopping Center
548 East Market Street
Leesburg, VA 22075

Peebles Department Store
6464 Ridge Road
Eldersburg, MD 21784

Peebles Department Store
Humboldt Center
2220 North Central Avenue
Humboldt, TN 38343

Peebles Department Store
765 Solomons Island Road North
Prince Frederick, MD 20678

Peebles Department Store
Evansham Square Shopping Center
1104 North 4th Street
Wytheville, VA 24382

Peebles Department Store
901G West Broad Street
Waynesboro, VA 22980

Peebles Department Store
782 New River Road, Box 450
Christiansburg, VA 24073

Peebles Department Store
214 Franklin Street
Rocky Mount, VA 24151

Peebles Department Store
410 West Main Street
Covington, VA 24426

Peebles Department Store
14 East Luray Shopping Center
Luray, VA 22835

Peebles Department Store
Southern Shopping Center
7525 Tidewater Drive
Norfolk, VA 23505

Peebles Department Store
North Stafford Plaza
263 Garrisonville Road, Suite 112
Stafford, VA 22554

Peebles Department Store
Signal Hill Mall
1647 East Broad Street
Statesville, NC 23505

Peebles Department Store
4939 Nine Mile Road
Richmond, VA 23223

Peebles Department Store
The Shoppes at Appomattox
Highway 450
Appomattox, VA 24522

Peebles Department Store
Peebles Festival Shopping Center
1275 York Road
Gettysburg, PA 17325

Peebles Department Store
McDowell Square Shopping Center
1238 Highway 70 West
Marion, NC 28752

Peebles Department Store
1257 North Fraser Street
Georgetown, SC 29577

Peebles Department Store
Town and Country Plaza
Geneva, NY 14456

Peebles Department Store
1383 Fort Williams Shopping Center
Sylacauga, AL 35150

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Peebles Department Store
Fingerlakes Mall Shopping Center
Routes 5 & 20 (Genessee Street)
Auburn, New York 13021

Distribution Center
Three Peebles Street
South Hill, VA 23970

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